UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 1, 2024

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	22-3536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive	Suite 202	18940
Newtown	Pennsylvania
(Address of principal executive offices)		(Zip Code)

267-759-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On November 1, 2024, EPAM Systems, Inc. (“EPAM”) issued a press release announcing that it had completed its previously announced acquisition of 99.692% of the ordinary shares of Neoris N.V. (“Neoris”) (such acquisition, the “Acquisition”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.
On November 1, 2024, EPAM consummated the Acquisition pursuant to the terms of that certain Stock Purchase Agreement (the “Purchase Agreement”), dated as of August 28, 2024, by and among EPAM, MA Monredo (Netherlands) B.V. (“Monredo”), CXNetworks N.V. (“Cemex” and together with Monredo, the “Sellers”), and Neoris, as amended on October 30, 2024 ("Amendment No 1").
As consideration for the Acquisition, EPAM paid the Sellers $630,000,000, subject to certain adjustments related to cash, debt, transaction expenses, and closing working capital as set forth in the Purchase Agreement, in the aggregate in cash.
The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was attached as Exhibit 2.1 to the EPAM’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 4, 2024, and the full text of Amendment No. 1, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
2.1  Stock Purchase Agreement, dated as of August 28, 2024, by and among EPAM, Neoris, and the other parties thereto (incorporated by reference to Exhibit 2.1 to EPAM’s Current Report on Form 8-K filed with the SEC on September 4, 2024, SEC File No. 001-35418).
99.1 Press Release of EPAM dated November 1, 2024.
101 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104 The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2024

By:	/s/ Edward F. Rockwell
Name:	Edward F. Rockwell
Title:	SVP, General Counsel and Corporate Secretary